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                                                       Exhibit (10)(iii)(A)(12)
                                                                   to
                                                          Form 10-K for 1995

                                  AMENDMENT TO
                              EMPLOYMENT AGREEMENT


     THIS AGREEMENT is made on the 27 day of December, 1994, between Cincinnati Bell Inc. ("Employer") and David F. Dougherty ("Employee").

     Employer and Employee have entered into an Employment Agreement as of January 1, 1995 (the "1995 Agreement") to describe the terms of Employee's employment with Employer on and after January 1, 1995.

     Employer and Employee agree that Section 4(B) of the 1995 Agreement is hereby amended, effective January 1, 1995, by the addition of the following two sentences:

The Bonuses for calendar years 1995 and 1996 results shall be paid in the form of restricted stock subject to the terms and conditions of restricted stock issued by Employer under its 1988 Long Term Incentive Plan with a 12-month restriction. In the event of Employee's death prior to the lapse of the restriction, Employer will pay Employee's estate cash equal to the value of the restricted stock forfeited on account of his death.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the day and year first above written.


                                             CINCINNATI BELL INC.


                                             By /s/ David J. Lahey
                                                -------------------------------

                                                /s/ David F. Dougherty
                                                -------------------------------
                                                David F. Dougherty